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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   ----------

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 19, 2003

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                                RICA FOODS, INC.
             (Exact name of registrant as specified in its charter)

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          Nevada                       0-18222                  87-0432572
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               file number)           Identification No.)

1840 Coral Way, Suite 101, Miami, Florida                      33145
(Address of principal executive offices)                     (Zip code)

                              (305) 858-9480
           (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure

On February 19, 2003, Rica Foods, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2002. The consolidated balance sheet as of December 31, 2002, the consolidated statement of income for the three months ended December 31, 2002 and the consolidated statement of cash flows for the three months ended December 31, 2002 contained within the Form 10-Q have not been reviewed by an independent public accountant. Accordingly, these financial statements should not be relied upon as reviewed, and do not meet the requirements of a Form 10-Q filing. The Company has not received a signed audit report with respect to the consolidated balance sheets of the Company as of September 30, 2002. Accordingly, the balance sheet for September 30, 2002 included within the Quarterly Report has been identified therein as "unaudited" and should not be relied upon as an audited balance sheet.


As a result of the foregoing, the Company's Chief Executive Officer and Chief Financial Officer did not at the time of filing the Quarterly Report, provide the Securities and Exchange Commission with the certification required by
Section 906 of the Sarbanes-Oxley Act of 2002.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2003

                                           RICA FOODS, INC.


                                           By: /s/ Calixto Chaves
                                               ---------------------------------
                                           Name:  Calixto Chaves
                                           Title: Chief Executive Officer